WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

Q U A RT E R LY

R E P O RT

December 31, 2001

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended December 31, 2001, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $10,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	–2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
Dec. 31, 2001	11,033	14	13,743	24,790	8.4

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended December 31, 2001, was 8.4%, 6.8% and 6.5%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $13,201. This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
December 31, 2001 – Quarterly Report

January 13, 2002

Dear Fellow Shareholder:

     2001 was another good year for the Fixed Income Fund. A fourth quarter gain of .4% brought our total return for the year to +8.4% (after all fees and expenses). For the full year, net interest income (after deducting fees and expenses) contributed about 6.3% of this gain and (unrealized) appreciation of our bonds accounted for the balance of 2.1%.

     The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five and ten year periods.

	1 Year	5 Years	10 Years

Fixed Income Fund	8.4%	6.8%	6.5%
Average Intermediate Investment Grade Fixed Income Fund*	7.6%	6.5%	6.8%

*Source: Lipper Analytical Services

The following table and chart show a profile of our portfolio and asset allocation as of December 31:

Average Maturity	6.5 years
Average Duration	3.3 years
Average Coupon	5.9%
30-Day SEC Yield at 12-31-01	4.6%
Average Rating	AA

Commentary

       Overall, 2001 was a good year for fixed income investors. As I’ve mentioned in previous letters, bad news for the economy usually translates into good news for bond investors. Last year the economy weathered a veritable perfect storm of bad news, including the beginning of a recession (the first in 10 years), rising unemployment, the continuation of a negative wealth effect in the stock market, and the unforgettable tragedy of 9/11.

      The Federal Reserve went into near disaster mode, cutting the federal funds rate 11 different times for a total of 4¾%. Short-term interest rates, which are most impacted by the Fed, declined dramatically (probably to the consternation of CD and money market fund investors). Longer-term interest rates also declined but not nearly as much as short-term rates. In fact, long-term (30-year) Treasury yields were unchanged on the year as investors worried about the inflationary implications of the Fed’s aggressive monetary policy.

      The net effect was that most bond investors’ coupon returns (interest payments on their bonds) were enhanced with price appreciation as declining interest rates increased the value of their investments (our portfolio included).

     While most bond investors experienced positive returns last year, the rising tide of generally lower interest rates didn’t raise all boats. The weak economy and the continued fall-out from the excessive use of leverage (high debt levels) and fragile financial structures resulted in increased business failures and credit defaults. According to Moody’s Investment Corp., 2001 tied a post-Depression record (set in 1991) for defaults on speculative grade companies in the U.S. In the fourth quarter alone, 60 issuers (including Enron, the largest bankruptcy ever) defaulted on $33 billion of bonds.

Portfolio Review

     Our portfolio performed well during 2001. Noteworthy contributors include Citizens Communications and Redwood Trust. As I’ve discussed in previous letters, Redwood is a mortgage REIT specializing in high-quality jumbo adjustable-rate mortgages. The Fixed Income Fund owns the convertible preferred stock of Redwood Trust (Redwood common is owned by the equity funds). We’ve been quite pleased with the predictable 9.74% annual dividends the Redwood Trust preferred has provided over the past few years. In addition, the conversion feature of that security has allowed us to participate in the dramatic improvement in the company’s business (and stock price), enhancing our return.

     Citizens Communications was added to the portfolio last year and has performed particularly well as investors gained confidence in the company’s business plan. Citizens has been transforming itself into a pure-play rural telecommunications company. It has been selling non-core assets and redeploying the proceeds (along with debt financing) into the purchase of rural phone lines from larger companies. Citizen’s generates lots of discretionary cash flow, has some control over its destiny, and has management we trust to use the cash flow wisely. The five-year bond of Citizens Communications, which we own, appreciated materially last year and continues to provide an attractive current return of approximately 8%.

Outlook

     Equally intelligent investors disagree on the outlook for the economy. Their forecasts resemble an alphabet soup-like range of possibilities. Some believe the economy will resemble a V and turn up sharply in 2002. Others say it will be either U or L shaped, where recovery will be slow in coming if at all. Even more creative types suggest the economy will be W shaped, where any recovery will be followed swiftly by another leg down.

     We operate under the assumption that we don’t know the near-term direction of the economy, interest rates, or the stock market. Thus we will continue to avoid extreme portfolio positions that depend on correct predictions. Rather, we will focus on high quality bonds and other fixed-income securities that have favorable risk-reward characteristics and that should provide a relatively stable, reasonable return over time.

     If you have any questions about our investments or strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

Annual Shareholder Information Meeting: Please mark your calendars for May 28, 2002. The meeting will be held at the Scott Conference Center located on the University of Nebraska at Omaha Aksarben campus and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities
December 31, 2001
(Unaudited)

Rating	Face amount		Cost	Value

		CORPORATE BONDS — 23.2%
	$750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$759,934
Ba1	1,100,000	USA Networks, Inc. 7.0% 7/01/03	1,092,474	1,094,500
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	997,571	1,059,996
BBB+	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,098	1,014,745
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	266,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,075,704
B+	750,000	Century Communications Sr. Notes 9.5% 3/01/05	780,716	740,625
BBB+	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,489	611,931
BBB	1,000,000	Citizen Communications Co. 8.5% 5/15/06	991,469	1,070,324
BBB–	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	974,411	994,528
BBB–	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	502,092	512,910
AA–	1,000,000	Merrill Lynch 7.15% 7/30/12	1,000,000	1,015,387
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,030	1,037
A–	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,056,091	1,041,350

		Total Corporate Bonds	10,993,441	11,259,221

		MORTGAGE-BACKED SECURITIES — 20.9%
AAA	4,999	Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19 (Estimated Average Life 0.0 years)	4,962	4,992
AAA	363,231	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20 (Estimated Average Life 0.2 years)	364,418	364,091
AAA	143,705	Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18 (Estimated Average Life 0.4 years)	140,185	144,530
AAA	425,330	Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21 (Estimated Average Life 0.6 years)	418,055	431,075
AAA	8,322	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 0.8 years)	8,322	8,639
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21 (Estimated Average Life 1.0 years)	978,189	1,024,985
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21 (Estimated Average Life 1.3 years)	495,852	513,486

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Face amount		Cost	Value

		MORTGAGE-BACKED SECURITIES — (Continued)
AAA	$903,166	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Estimated Average Life 1.3 years)	$896,575	$925,606
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21 (Estimated Average Life 1.5 years)	1,018,165	1,031,165
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09 (Estimated Average Life 1.8 years)	1,002,871	1,032,545
AAA	630,165	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 3.7 years)	629,472	639,536
AAA	2,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 12/15/23 (Estimated Average Life 4.3 years)	2,069,022	2,033,309
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23 (Estimated Average Life 5.1 years)	1,002,782	1,012,675
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.25% 1/15/28 (Estimated Average Life 6.2 years)	1,029,894	1,018,632

		Total Mortgage-Backed Securities	10,058,764	10,185,266

		TAXABLE MUNICIPAL BONDS — 1.8%
AAA	325,000	Baltimore Maryland 7.25% 10/15/05	327,618	351,497
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	512,205
AAA	5,000	Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13	5,000	5,166
AAA	20,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	20,000	20,647

		Total Taxable Municipal Bonds	852,618	889,515

		U.S. GOVERNMENT AND AGENCY SECURITIES — 32.2%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,108,896
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,333	533,791
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	1,036,956
AAA	10,000,000	U.S. Treasury Note 5.0% 8/15/11	10,338,060	9,978,130
AAA	1,000,000	Freddie Mac 5.50% 9/15/11	999,902	982,192
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,005,940	1,007,998

		Total U.S. Government and Agency Securities	15,844,235	15,647,963

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Shares		Cost	Value

		COMMON STOCKS — 0.8%
	46,500	Hanover Capital Mortgage Holdings, Inc.	$422,645	$372,000

		CONVERTIBLE PREFERRED STOCKS — 3.0%
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,463,240

		NON-CONVERTIBLE PREFERRED STOCKS — 0.5%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	217,000	258,500

	Face amount
		SHORT-TERM SECURITIES — 16.3%
	$2,932,588	Wells Fargo Government Money Market Fund	2,932,588	2,932,588
AAA	5,000,000	U.S. Treasury Bill due 2/14/02	4,989,489	4,990,145

		Total Short-Term Securities	7,922,077	7,922,733

		Total Investments in Securities	$47,535,855	47,998,438

		Other Assets Less Liabilities — 1.3%		623,312

		Total Net Assets — 100%		$48,621,750

		Net Asset Value Per Share		$11.19

      WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
December 31, 2001 – Quarterly Report

January 13, 2002

Dear Fellow Shareholder:

     The yield on the Government Money Market Fund continued to decline during the fourth quarter. As of December 31st, the 7-day and 30-day yields of our portfolio were 1.3% and 1.5%, respectively.*

     During 2001, money market investors keenly felt the unprecedented reduction in short-term interest rates orchestrated by the Federal Reserve. The dramatic decline in the fed funds rate (4¾% during the year) had a large impact on returns for money market funds (ours included). Shareholder returns were cut by more than half as the conservative investment horizon imposed on money market funds (maintaining an average maturity that does not exceed 90 days) created lower reinvestment opportunities as the year progressed.

     While it seems plausible that the Fed may be near the end of its interest-rate reduction campaign, it appears that the Fed is prepared to keep short-term interest rates at present levels, or lower, in an effort to foster confidence in the economy and prevent an extended recession. The result over the near-term will be a likely continuation of low reinvestment opportunities for our portfolio. Our near-term return outlook may appear unexciting from a return perspective, but the Fund’s credit quality will remain high (Treasury bills or agency securities).

     If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

*	An investment in the Fund is neither insured nor guaranteed by the U. S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
December 31, 2001
(Unaudited)

Rating	Face amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 94.4% †
AAA	$4,999,000	Federal Home Loan Bank Discount Note 1.879% 1/4/02	$4,998,229
AAA	18,000,000	U.S. Treasury Bill 1.742% 2/14/02	17,962,310
AAA	8,000,000	U.S. Treasury Bill 1.668% 2/21/02	7,981,413
AAA	10,000,000	U.S. Treasury Bill 1.741% 3/21/02	9,962,475

		Total U.S. Government and Agency Securities	40,904,427

	Shares

		SHORT-TERM SECURITIES — 5.4%
	2,355,114	Wells Fargo 100% Treasury Money Market Fund	2,355,114

		Total Investments in Securities (Cost $43,259,541)**	43,259,541
		Other Assets Less Liabilities — 0.2%	69,582

		Total Net Assets — 100%	$43,329,123

†	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**	Cost is the same for Federal income tax purposes.

Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser
    Wallace R. Weitz & Company

Distributor
    Weitz Securities, Inc.

Custodian
    Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
    Wallace R. Weitz & Company

Sub-Transfer Agent
    National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/25/2002